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                                                                   Exhibit 10.11

                                      NOTE

$ 881,377.20                                                      Menlo Park, CA
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June 22, 2000
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          FOR VALUE RECEIVED, Roderick M. Sherwood III promises to pay to
Loudcloud, Inc., a Delaware corporation (the "Company"), or order, the principal sum of Eight Hundred Eighty-One Thousand Three Hundred Seventy-Seven Dollars and Twenty Cents ($881,377.20), together with interest on the unpaid principal hereof from the date hereof at the rate of Six and one-quarter percent (6.25%) per annum, compounded annually.

          Principal and interest shall be due and payable on June 22, 2004.
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Payment of principal and interest shall be made in lawful money of the United
States of America.

          The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

          This Note is subject to the terms of the Restricted Stock Purchase Agreement, dated as of June 22, 2000. This Note is secured in part by a pledge
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of the Company's Common Stock under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

          The holder of this Note shall have full recourse against the undersigned, and shall not be required to proceed against the collateral securing this Note in the event of default.

          In the event the undersigned shall cease to be an employee, director or consultant of the Company for any reason, this Note shall, at the option of the Company, be accelerated, and the whole unpaid balance on this Note of principal and accrued interest shall be immediately due and payable.

          Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned. This Note is being delivered in and shall be construed in accordance with the laws of the State of California, without regard to the conflicts of laws provisions thereof.

                                             /s/ Roderick M. Sherwood III
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                                             Signature

                                             Roderick M. Sherwood III
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                                             Print Name